Exhibit 99.1

Contango ORE, Inc. Announces Private Placement of Common Stock

 HOUSTON, TX—(BUSINESS WIRE)--October 24, 2017-- Contango ORE, Inc. ("CORE" or the "Company") (OTCQB: CTGO) announced today that is has completed the sale of 553,672 shares of its Common Stock, par value $0.01 per share, at a price of $19 per share in a private placement to certain investors. The Company will use the net proceeds of approximately $10.0 million from this offering to fund its proportionate share of its future exploration and development programs at Peak Gold, LLC, our joint venture with Royal Alaska, a wholly-owned subsidiary of Royal Gold Inc. and for the Company's general corporate purposes. The Company has no debt and has a cash position of $14.9 million after this private placement.
The shares of Common Stock were sold in an offering that is exempt from registration under the Securities Act of 1933, as amended. The Company agreed to provide certain registration rights that will allow the purchasers to resell their shares at a future date. Petrie Partners Securities, LLC acted as the Company's sole placement agent in connection with transaction.
About CORE
CORE is a Houston-based company that engages in the exploration in Alaska for gold and associated minerals through Peak Gold, LLC, its joint venture company with Royal Gold, Inc. Additional information can be found on our web page at www.contangoore.com.
FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements regarding CORE that are intended to be covered by the safe harbor "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995, based on CORE's current expectations and includes statements regarding future results of operations, quality and nature of the asset base, the assumptions upon which estimates are based and other expectations, beliefs, plans, objectives, assumptions, strategies or statements about future events or performance (often, but not always, using words such as "expects", "projects", "anticipates", "plans", "estimates", "potential", "possible", "probable", or "intends", or stating that certain actions, events or results "may", "will", "should", or "could" be taken, occur or be achieved). Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks and uncertainties, which could cause actual results to differ materially from those, reflected in the statements. These risks include, but are not limited to: the risks of the exploration and the mining industry (for example, operational risks in exploring for, developing mineral reserves; risks and uncertainties involving geology; the speculative nature of the mining industry; the uncertainty of estimates and projections relating to future production, costs and expenses; the volatility of natural resources prices, including prices of gold and associated minerals; the existence and extent of commercially exploitable minerals in properties acquired by CORE; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; the interpretation of exploration results and the estimation of mineral resources; the loss of key employees or consultants; health, safety and environmental risks and risks related to weather and other natural disasters); uncertainties as to the availability and cost of financing; inability to realize expected value from acquisitions; inability of our management team to execute its plans to meet its goals; and the possibility that government policies may change or governmental approvals may be delayed or withheld, including the inability to obtain any mining permits. Additional information on these and other factors which could affect CORE's exploration program or financial results are included in CORE's other reports on file with the Securities and Exchange Commission. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from the projections in the forward-looking statements. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. CORE does not assume any obligation to update forward-looking statements should circumstances or management's estimates or opinions change.

CONTACT:
Contango ORE, Inc.
 Brad Juneau
(713) 877-1311
www.contangoore.com